Exhibit 99

Form 3 Joint Filer Information

Name:                                WCP I, L.L.C.

Address:                            Attn: Robert J. Migliorino
                                         One East 52nd Street, 5th Floor
                                         New York, NY 10022

Designated Filer:                 W Capital Partners Ironworks, L.P.

Issuer & Tickler Symbol:      HemoSense, Inc. (HEMO)

Date of Event
Requiring Statement:           6/13/05

Signature:                          By: /s/ ROBERT J. MIGLIORINO
                                         Robert J. Migliorino, Managing Member